Property and equipment, net	12 Months Ended
Dec. 31, 2023
Property and equipment, net
Property and equipment, net
5	Property and equipment, net

Property and equipment consist of the following:

	As of December 31,
	2022	2023
	RMB	RMB	US$
Computer equipment and servers	163,366	5,491	773
Office furniture and equipment	5,008	4,242	597
Leasehold improvements	4,313	4,211	593
Construction-in progress	85	85	13
Less: Accumulated depreciation and impairment	(157,825)	(12,596)	(1,774)
Total property and equipment, net	14,947	1,433	202

The Company recognized impairment charges on property and equipment of nil, RMB22,400 and nil for the years ended December 31, 2021, 2022 and 2023. The impairment of property and equipment was a result of the Company’s “Going-Cloud” project undertaken.

Depreciation expense recognized for the years ended December 31, 2021, 2022 and 2023 were RMB27,337, RMB24,362 and RMB5,301 (US$747), respectively.